United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2003

CERUS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices, including zip code)

(925) 288-6000

(Registrant’s telephone number, including area code)

Item 5.                                                           Other Events.

On July 24, 2003, Cerus Corporation (the “Company”) announced its financial results for its second quarter ended June 30, 2003.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated July 24, 2003, entitled “Cerus Corporation Announces Second Quarter Results.”

Item 9.                                                           Regulation FD Disclosure.

In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 – Results of Operations and Financial Condition.

On July 24, 2003, the Company announced its financial results for its second quarter ended June 30, 2003 and conducted a publicly-available conference call discussing those results.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: July 24, 2003	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President, Finance and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated July 24, 2003, entitled “Cerus Corporation Announces Second Quarter Results.”